UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2021

BURGERFI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

105 US Highway 1 North Palm Beach, Florida	33408
(Address of Principal Executive Offices)	(Zip Code)

(561) 844-5528

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    The Board of Directors (the “Board”) of BurgerFi International Inc. (the “Company”) has appointed Vivian Lopez-Blanco to the Board as an independent Class B director, effective July 14, 2021, for a term until her successor is elected and qualified or until her earlier resignation or removal. Ms. Lopez-Blanco will be a nominee for election as a Class B director at the 2021 annual meeting of stockholders for a three-year term. Ms. Lopez-Blanco’s appointment follows the sudden passing of former board member and audit committee chair, Steven Berrard, which the Company announced on June 10, 2021. The Board has also named Ms. Lopez-Blanco as the chair of the Board’s Audit Committee and as a member of the Compensation Committee and Nominating Committee.

There were no arrangements or understandings between Ms. Lopez-Blanco and any other person, pursuant to which she was selected as a director. Ms. Lopez-Blanco has not had an interest in any transaction since January 1, 2019, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

Ms. Lopez-Blanco will participate in the standard, independent director compensation arrangements established by the Company. Ms. Lopez-Blanco has been granted 5,000 time-based restricted stock units (“RSUs”) under the Company’s 2020 Omnibus Equity Incentive Plan (as amended from time to time, the “Plan”), which shall vest on December 31, 2021 and be settled in shares of common stock. In addition, Ms. Lopez-Blanco is entitled to receive annual cash compensation of $7,500 beginning in 2021, in her capacity as chair of the Audit Committee.

(e)    James Esposito Employment Agreement

On July 13, 2021, the Company entered into an employment agreement with James Esposito, the Company’s Chief Operating Officer, for an initial term of one year, which shall automatically renew for successive one year terms, subject to earlier termination, as provided in the employment agreement. Under the terms of the employment agreement, Mr. Esposito shall earn a base salary of $200,000, subject to review by the Compensation Committee in consultation with the Company’s Chief Executive Officer and Executive Chairman.

In addition, Mr. Esposito is eligible to receive up to 35,000 RSUs under the Plan. Such RSUs shall vest in four equal installments at the yearly anniversary of February 18, 2021 (the date that Mr. Esposito began providing services to the Company) for each of the first four years of employment, subject to achievement of certain key performance indicators set forth in the employment agreement, for the prior fiscal year. Mr. Esposito is also eligible to receive up to 60,000 RSUs through the Plan upon the achievement of certain benchmarks set forth in the employment agreement (“Benchmark RSUs”). Such Benchmark RSUs shall vest in four equal installments during each of the first four years of employment, subject to the Company’s per share stock price achieving certain price thresholds for a period of time, as set forth in the grant agreement.

In connection with its approval of Mr. Esposito’s employment agreement, the Board approved the above-referenced grants to Mr. Esposito of 35,000 RSUs and 60,000 Benchmark RSUs pursuant to the terms of his employment agreement, his restricted stock grant agreements and the Plan. Mr. Esposito’s grant agreements are attached as Exhibits 10.2 and 10.3 hereto and are incorporated by reference herein.

Mr. Esposito will have the right to receive or participate in all employee benefit programs and perquisites generally established by the Company for similarly situated employees.

Upon a termination of Mr. Esposito’s employment without Cause (as defined in the Plan), all unearned RSUs and Benchmark RSUs for the year in which the termination occurs shall be deemed to have been earned and vested immediately before such termination.

During the term of Mr. Esposito’s employment agreement, Mr. Esposito will be bound by confidentiality and non-competition obligations. If there is a Change of Control (as defined in Mr. Esposito’s employment agreement) during the term of employment, all unearned RSUs and Benchmark RSUs shall be deemed to have been earned and vested immediately prior to the Change of Control.

The foregoing description of Mr. Esposito’s employment agreement is intended only as a summary and is qualified in its entirety by reference to the actual terms of the employment agreement, which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Equity Grants to Other Executive Officers

On July 13, 2021, the Board also approved grants under the Plan to each of Ophir Sternberg, the Company’s Executive Chairman, Julio Ramirez, the Company’s Chief Executive Officer, Michael Rabinovitch, the Company’s Chief Financial Officer, and Ross Goldstein, the Company’s Chief Legal Officer pursuant to the terms of their respective grant agreements, as follows:

Ophir Sternberg

Mr. Sternberg was granted 700,000 Benchmark RSUs. Under the terms of the grant agreement, 73% (511,000 shares) of the total Benchmark RSUs will not be issued (deemed or otherwise) under the Plan until the aggregate number of shares reserved for awards under the Plan is increased consistent with Section 5.1 of the Plan, which is scheduled to occur on January 1, 2022 (the “Evergreen Increase”). The Benchmark RSUs shall vest in five equal annual installments, subject to the Company achieving certain annual revenue targets starting in 2021. Mr. Sternberg was also granted 250,000 RSUs. The RSUs shall vest in five equal annual installments, with 20% vesting on the grant date and an additional 20% vesting on the first day of January for each of the ensuing four years, beginning January 1, 2022.

In the event of Mr. Sternberg’s Termination of Service (as defined in the Plan) by the Company without Cause or by his resignation due to Good Reason (as defined in the Employment Agreement dated December 16, 2020 between the Company and Mr. Sternberg), all unearned Benchmark RSUs and RSUs shall vest immediately prior to the Termination of Service. Mr. Sternberg’s grant agreements are attached as Exhibits 10.4 and 10.5 hereto and are incorporated by reference herein.

Julio Ramirez

Mr. Ramirez was granted 100,000 Benchmark RSUs. Under the terms of the grant agreement, 100% (100,000 shares) of the total Benchmark RSUs will not be issued (deemed or otherwise) under the Plan until the effectiveness of the Evergreen Increase. The Benchmark RSUs shall vest in three installments of 25%, 25% and 50%, subject to the Company’s per share stock price achieving certain price thresholds for a period of time, as set forth in the grant agreement. Mr. Ramirez was also granted 250,000 RSUs. 36% (89,000 shares) of the total RSUs will not be issued (deemed or otherwise) under the Plan until the effectiveness of the Evergreen Increase. The RSUs shall vest in five equal annual installments at the yearly anniversary of December 16, 2020 (the date that Mr. Ramirez began providing services to the Company), subject to achievement of certain key performance indicators set forth in the grant agreement, for that respective fiscal year.

In the event of Mr. Ramirez’s Termination of Service by the Company without Cause (as defined in Mr. Ramirez’s Employment Agreement), the unearned portion of the 250,000 RSUs which could be earned during the vesting year in which the Termination of Service occurs shall vest immediately prior to the Termination of Service.

Mr. Ramirez’s grant agreements are attached as Exhibits 10.6 and 10.7 hereto and are incorporated by reference herein.

Michael Rabinovitch

Mr. Rabinovitch was granted 100,000 Benchmark RSUs. The Benchmark RSUs shall vest in four annual installments of 20,000, 20,000, 20,000 and 40,000 Benchmark RSUs, subject to the Company’s per share stock price achieving certain price thresholds for a period of time, as set forth in the grant agreement. Mr. Rabinovitch was also granted 130,000 RSUs. The RSUs shall vest in four annual installments of 25,000, 30,000, 35,000, and 40,000 RSUs beginning with the yearly anniversary of February 26, 2021, subject to achievement of certain key performance indicators set forth in the grant agreement, for the respective prior fiscal year.

In the event of Mr. Rabinovitch’s Termination of Service by the Company without Cause or by his resignation due to Good Reason (as defined in the Employment Agreement dated February 26, 2021 (the date that Mr. Rabinovitch began providing services to the Company) between the Company and Mr. Rabinovitch, the unearned portion of the RSUs which could be earned during the vesting year in which the Termination of Service occurs shall vest immediately prior to the Termination of Service.

Mr. Rabinovitch’s grant agreements are attached as Exhibits 10.8 and 10.9 hereto and are incorporated by reference herein.

Ross Goldstein

Mr. Goldstein was granted 60,000 Benchmark RSUs. The Benchmark RSUs shall vest in four equal annual installments, subject to the Company’s per share stock price achieving certain price thresholds for a period of time, as set forth in the grant agreement. Mr. Goldstein was also granted 35,000 RSUs. The RSUs shall vest in four equal annual installments beginning with the yearly anniversary of January 6, 2021 (the date of Mr. Goldstein’s employment agreement with the Company), subject to achievement of certain key performance indicators set forth in the grant agreement, for the respective prior fiscal year.

In the event of Mr. Goldstein’s Termination of Service by the Company without Cause, all unearned RSUs which could be earned during the vesting year in which the Termination of Service occurs shall vest immediately prior to the Termination of Service.

Mr. Goldstein’s grant agreements are attached as Exhibits 10.10 and 10.11 hereto and are incorporated by reference herein.

Except as set forth above, under all of the executives’ grant agreements, all RSUs and Benchmark RSUs that are held by the executive that are not vested as of the date of any Termination of Service (as defined in the Plan)

for any reason shall automatically, and without notice, terminate and be forfeited upon the Termination of Service. If there is a Change of Control (as defined in the Plan) prior to a Termination of Service, all unearned RSUs and Benchmark RSUs shall vest immediately prior to the Change of Control.

In light of changes to the economic outlook of the foreseeable future and in the interest of fairness to the executive officers, the Compensation Committee approved certain revisions to the terms of the restricted stock grants contemplated in the applicable employment agreements of the executive officers, including clarifying that restricted stock grants were intended to be RSU grants, eliminating the post-vesting restrictions on transfer of shares of common stock issuable upon the vesting of RSUs, and providing that to the extent that the Company’s per share stock price does not achieve designated price thresholds for 2021, then applicable Benchmark RSUs for 2021 shall roll over into 2022 and shall vest if during 2022 the 2021 price thresholds are achieved.

Equity Grants to Other Independent Directors

Also, on July 13, 2021, the Board granted the other independent directors of the Board (in addition to Ms. Lopez-Blanco) 5,000 time-based RSUs, which shall vest on December 31, 2021 and be settled in shares of common stock on or before March 15, 2021, on substantially the same terms for all such directors. If there is a Change of Control during the term of service, all unearned RSUs shall be deemed to have been earned and vested immediately prior to the Change of Control. The form of director grant agreement is attached as Exhibit 10.12 hereto and is incorporated by reference herein.

The foregoing descriptions of the grant agreements are intended only as summaries and are qualified in their entirety by reference to the actual terms of the respective grant agreements attached to this Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On July 15, 2021, the Company issued a press release announcing the appointment of Ms. Lopez-Blanco to the Board and the Company’s compliance with the Nasdaq Stock Market LLC’s (“Nasdaq”) continued listing requirement as a result of her appointment to the Board. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The Company previously announced that it had notified Nasdaq that as a result of the unexpected death of Steven Berrard, a valued member of the Company’s Board, Audit Committee, Compensation Committee and Nominating Committee, the Company was not in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires that the Company’s Audit Committee be comprised of at least three directors, all of whom are independent pursuant to the rules of Nasdaq and applicable law.

As detailed in Item 5.02 of this report, effective July 14, 2021, the Board appointed Ms. Lopez-Blanco as a member of the Board and as a member and chair of the Audit Committee. As a result of her appointment, the Company is again in compliance with Nasdaq Listing Rule 5605(c)(2)(A).

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Employment Agreement between James Esposito and BurgerFi International Inc., dated July 13, 2021.

10.2	Restricted Stock Unit Award Agreement between James Esposito and BurgerFi International Inc., dated July 13, 2021.

10.3	Benchmark Restricted Stock Unit Award Agreement between James Esposito and BurgerFi International Inc., dated July 13, 2021.

10.4	Restricted Stock Unit Award Agreement between Ophir Sternberg and BurgerFi International Inc., dated July 13, 2021.

10.5	Benchmark Restricted Stock Unit Award Agreement between Ophir Sternberg and BurgerFi International Inc., dated July 13, 2021.

10.6	Restricted Stock Unit Award Agreement between Julio Ramirez and BurgerFi International Inc., dated July 13, 2021.

10.7	Benchmark Restricted Stock Unit Award Agreement between Julio Ramirez and BurgerFi International Inc., dated July 13, 2021.

10.8	Restricted Stock Unit Award Agreement between Michael Rabinovitch and BurgerFi International Inc., dated July 13, 2021.

10.9	Benchmark Restricted Stock Unit Award Agreement between Michael Rabinovitch and BurgerFi International Inc., dated July 13, 2021.

10.10	Restricted Stock Unit Award Agreement between Ross Goldstein and BurgerFi International Inc., dated July 13, 2021.

10.11	Benchmark Restricted Stock Unit Award Agreement between Ross Goldstein and BurgerFi International Inc., dated July 13, 2021.

10.12	Form of Independent Director Restricted Stock Unit Award Agreement with BurgerFi International Inc.

99.1	Press release, dated July 15, 2021*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2021

BURGERFI INTERNATIONAL, INC.

By:	/s/ Julio Ramirez
Name: Julio Ramirez Title: Chief Executive Officer